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Exhibit 10.1

AMENDMENT NO. 1

TO THE

HALCÓN RESOURCES CORPORATION

2016 LONG-TERM INCENTIVE PLAN

        This Amendment No. 1 (this "Plan Amendment") to the Halcón Resources Corporation 2016 Long-Term Incentive Plan (the "Plan") was approved and adopted by the Board of Directors of Halcón Resources Corporation (the "Company") on February 28, 2017, subject to approval by the Company's stockholders. On March 6, 2017, stockholders holding a majority of the Company's outstanding voting stock, as of such date, authorized and approved this Plan Amendment by written consent. In accordance with Section 228 of the Delaware General Corporation Law, the Company mailed a definitive information statement to all stockholders of record, which serves as notice (the "Notice") of the taking of a corporate action without a meeting by less than unanimous written consent of the Company's stockholders. This Plan Amendment, pursuant to the rules and regulations promulgated by the Exchange Act, to which the Company is subject, shall be effective on April 6, 2017, being on or about 20 calendar days following the Notice, as follows:

          1.     The first sentence of Section 1.3 of the Plan is hereby deleted in its entirety and replaced with the following:

      "Subject to the limitations set forth herein, Awards may be made under this Plan for a total of 19,000,000 shares of the Company's Common Stock."

          2.     Section 4.1(a)(ii) of the Plan is hereby deleted in its entirety and replaced with the following:

      "(ii) the maximum aggregate number of shares that may be issued under the Plan through Incentive Stock Options is 19,000,000.

          3.     Section 4.1(b) of the Plan is hereby deleted in its entirety and replaced with the following:

      "(b) Subject to Article XII, the aggregate number of shares of Common Stock made subject to the grant of Restricted Stock Awards, Restricted Stock Unit Awards, Performance Unit Awards, Performance Bonus Awards, Stock Awards and Other Incentive Awards to any Eligible Employee in any calendar year which are intended to constitute "performance-based compensation" within the meaning of Section 162(m) of the Code may not exceed 19,000,000."

        In all other respects, the Plan remains unchanged and in full force and effect.

        IN WITNESS WHEREOF, this Amendment No. 1 to the Plan has been executed to be effective as of April 6, 2017.

HALCÓN RESOURCES CORPORATION
By:	/s/ FLOYD C. WILSON Floyd C. Wilson Chairman of the Board, Chief Executive Officer and President

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  Exhibit 10.1
AMENDMENT NO. 1 TO THE HALCÓN RESOURCES CORPORATION 2016 LONG-TERM INCENTIVE PLAN